Exhibit 99.2

HOVNANIAN ENTERPRISES, INC.	For Immediate Release

Contact:	Jeffrey T. O’Keefe Vice President of Investor Relations 732-747-7800	Ethan Lyle Teneo Strategy 212-886-9376

K. HOVNANIAN ENTERPRISES, INC. ANNOUNCES THE MODIFICATION OF

THE CONSENT SOLICITATION CONDITION IN ITS EXCHANGE OFFER

RED BANK, N.J., January 23, 2018 – Hovnanian Enterprises, Inc. (NYSE: HOV) (the “Company”) announced today that its wholly-owned subsidiary, K. Hovnanian Enterprises, Inc. (the “Issuer”), has modified the Consent Solicitation Condition (as defined below) to its previously announced private offer to exchange (the “Exchange Offer”) up to $185,000,000 aggregate principal amount of the Issuer’s outstanding 8.000% Senior Notes due 2019 (the “Existing Notes”) for (1) cash, (2) its newly issued 13.5% Senior Notes due 2026 (the “New 2026 Notes”) and (3) its newly issued 5.0% Senior Notes due 2040 (together with the New 2026 Notes, the “New Notes”) on the terms and subject to the conditions set forth in a Confidential Offering Memorandum, dated December 28, 2017 (as it may be amended or supplemented from time to time, the “Offering Memorandum”), and in the related Letter of Transmittal (collectively with the Offering Memorandum, the “Exchange Offer Documents”).

As previously announced, the Exchange Offer is conditioned upon the satisfaction or, if applicable, waiver of a number of conditions, which are more fully described in the Offering Memorandum, including, among others, receipt of consents from a majority of the outstanding principal amount of each of the Issuer’s 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and 10.500% Senior Secured Notes due 2024 (the “10.500% Notes”) to certain proposed amendments to the indenture (the “Indenture”) governing the 10.000% Notes and the 10.500% Notes (the “Consent Solicitation Condition”). The Issuer hereby announces that it hereby modifies the Consent Solicitation Condition so that, in addition to the other conditions of the Exchange Offer set forth in the Offering Memorandum, the exchange of Existing Notes for the Exchange Consideration (as defined in the Offering Memorandum) in the Exchange Offer will be conditioned on receipt of consents from a majority of the outstanding principal amount of the Issuer’s 10.500% Notes to certain proposed amendments to the Indenture, but will not be conditioned upon receipt of consents to such proposed amendments from a majority of the outstanding principal amount of the 10.000% Notes. The Issuer hereby further announces that the Exchange Offer Documents shall be deemed to be amended so that the term “Consent Solicitation Condition”, as used in the Exchange Offer Documents, shall mean that the Issuer has received consents from a majority of the outstanding principal amount of the 10.500% Notes to the Proposed Amendments (as defined in the Offering Memorandum) to the Indenture and all conditions to the effectiveness of the Proposed Amendments with respect to the 10.500% Notes are satisfied or waived by the Issuer.

The Exchange Offer remains conditioned upon the other conditions set forth in the Offering Memorandum and, other than the modification of the Consent Solicitation Condition with respect to the 10.000% Notes as described above, the other terms and conditions of the Exchange Offer remain unchanged.

Global Bondholder Services Corporation is serving as the exchange agent and information agent for the Exchange Offer. Any questions regarding procedures for tendering Existing Notes and requests for copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation by phone at 866-470-4300 (toll free) or 212-430-3774.

This press release is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the Existing Notes, the New Notes or any other securities of the Issuer or the Company. The Exchange Offer is being made solely on the terms and subject to the conditions set forth in the Exchange Offer Documents and the information in this press release is qualified by reference to such Exchange Offer Documents.

The Exchange Offer is being made within the United States only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. investors. The New Notes have not been and will not be registered under the Securities Act, or any state securities laws. The New Notes may not be offered or sold within the United States or to U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

About Hovnanian Enterprises

Hovnanian Enterprises, Inc., founded in 1959 by Kevork S. Hovnanian, is headquartered in Red Bank, New Jersey. The Company is one of the nation’s largest homebuilders with operations in Arizona, California, Delaware, Florida, Georgia, Illinois, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina, Texas, Virginia, Washington, D.C. and West Virginia. The Company’s homes are marketed and sold under the trade names K. Hovnanian® Homes, Brighton Homes® and Parkwood Builders. As the developer of K. Hovnanian’s® Four Seasons communities, the Company is also one of the nation’s largest builders of active lifestyle communities.

Forward-Looking Statements

All statements in this press release that are not historical facts should be considered as “Forward-Looking Statements”. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company’s sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against us and not resolved in our favor; and (26) other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017, and in the Offering Memorandum. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.